SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2003

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia

(State or other jurisdiction of incorporation or organization)

1-8022	62-1051971
(Commission File No.)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, FL 32202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(904) 359-3200

ITEM 7.    EXHIBITS

(c)	The following exhibits are being furnished herewith:

99.1 Press Release as of July 24, 2003 from CSX Corporation

99.2 Quarterly Flash Document

ITEM 9.    REGULATION FD DISCLOSURE (ITEM 12, DISCLOSURE OF RESULTS

                  OF OPERATIONS AND FINANCIAL CONDITION).

CSX Corporation issued a press release and its quarterly Flash document on financial and operating results for the second quarter ended June 27, 2003. A copy of the press release is attached as Exhibit 99.1 and a copy of the Flash document is attached as Exhibit 99.2, each of which is incorporated by reference herein. These documents are available on the Company’s website, www.csx.com.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ CAROLYN T. SIZEMORE
Carolyn T. Sizemore Vice President and Controller (Principal Accounting Officer)

Date: July 24, 2003